CERTIFICATE NO. B-____                          ________ SHARES

INCORPORATED UNDER THE
LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT:  ____________________________________________________________________

IS THE OWNER OF: _______________________________________________________________________

FULLY PAID AND NONASSESSABLE SHARES OF
MANDATORY CONVERTIBLE CUMULATIVE JUNIOR PREFERRED STOCK, SERIES B,
$.01 PAR VALUE PER SHARE, OF

CECIL BANCORP, INC.

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof in person, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.   This certificate and the shares represented hereby are issued and shall be held subject to all the provisions contained in the Corporation's charter documents filed with the Maryland Department of Assessments and Taxation and its Bylaws (copies of which are on file at the Corporation's main office), to all of the provisions the holder by acceptance hereof, assents.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

In Witness Whereof, Cecil Bancorp, Inc. has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

DATED:  ___________________

_________________________                   _________________________
PRESIDENT                          SECRETARY

SEAL

Cecil Bancorp, Inc.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS

The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of serial preferred stock, $.01 par value per share, in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof.  The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF TRANS MIN ACT -	_______________Custodian____________________ (Cus) (Minor) under Uniform Transfers to Minors Act _______________________ (State)
TEN ENT -	as tenants by the entireties
JT TEN -	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

shares of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint
___________________________________________________________________________________________________ Attorney
to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated ___________                                       X_____________________________________________________________

X_____________________________________________________________

NOTICE: The signatures to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:	_______________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.